Exhibit 3.37

Doc ID g         201214500071

DATE:

05/24/2012

DOCUMENT ID 201214500071

DESCRIPTION

ARTICLES OF ORGNZTN/DOM. PROFIT LIM.LIAB. CO. (LCP)

FILING 125.00

EXPED 100.00

PENALTY

CERT .00

COPY .00

Receipt

This is not a bill. Please do not remit payment.

UNISEARCH, INC.

4694 CEMETERY RD

PMB 217

HILLIARD, OH 43026

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, Jon Husted

2109037

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

GENERATIONS BEHAVIORAL HEALTH - GENEVA, LLC

and, that said business records show the filing and recording of:

Document(s)

Document No(s):

ARTICLES OF ORGNZTN/DOM. PROFIT LIM.LIAB. CO.

201214500071

United States of America

State of Ohio

Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 22nd day of May, A.D. 2012.

Ohio Secretary of State

Doc ID g        201214500071

Form 533A Prescribed by the:

Ohio Secretary of State

Central Ohio: (814) 466-3910

Toll Free: (877) SOS-FILE (767-3463)

www.OhioSecretaryofState.gov

Bucserv@OhioSecretaryofState.gov

Mail this form to one of the following:

Regular Filing (non expedite)

P.O. Box 670

Columbus, OH 43216

Level 1

X Expedite Filing (Two-business day processing time requires an additional $100.00).

P.O. Box 1390

Columbus, OH 43216

Articles of Organization for a Domestic

Limited Liability Company

Filing Fee: $125

CHECK ONLY ONE (1) BOX

(1) ☒ Articles of Organization for Domestic For-Profit Limited Liability Company (115-LCA)

(2) ☐ Articles of Organization for Domestic Nonprofit Limited Liability Company

(115-LCA)

Name of Limited Liability Company

Generations Behavioral Health - Geneva, LLC

Name must include one of the following words or abbreviations: “limited liability company,” “limited,” “LLC,” “L.L.C.,” “lid.,” or “lid”

Effective Date (Optional) mm/dd/yyyy

(The legal existence of the limited liability company begins upon the filling of the articles or on a later date specified that is not more than ninety days after filing)

This limited liability company shall exist for (Optional)

perpetual

Period of Existence

Purpose

(Optional)

**Note for Nonprofit LLCs

The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided.

Form 533A Page 1 of 3 Last Revised: 1/9/12

Doc ID g        201214500071

ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member(s), manager(s) or representative(s) of

Generations Behavioral Health - Geneva, LLC

Name of Limited Liability Company

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is

National Registered Agents, Inc.

Name of Agent

145 Baker Street

Mailing Address

Marion

Ohio

43302

City

State

ZIP Code

ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for

Generations Behavioral Health - Geneva, LLC

Name of Limited Liability Company

hereby acknowledges and accepts the appointment of agent for said limited liability company

Individual Agent’s Signature / Signature on Behalf of Corporate Agent

Eileen Chaddock, Special Asst. Secretary

☐ If the agent is an Individual and using a P.O. Box, check this box to confirm that the agent is an Ohio resident.

Form 533A Page 2 of 3 Last Revised: 1/9/12

Doc ID g        201214500071

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required

Articles and original appointment of agent must be signed by a member, manager or other representative.

Cynthia Y Reisz

Signature

If authorized representative is an individual, then they must sign in the “signature” box and print their name in the “Print Name” box.

By (if applicable)

Cynthia Y Reisz Organizer

Print Name

If authorized representative is a business entity, not an individual, then please print the business name in the “signature” box, an authorized representative of the business entity must sign in the “By” box and print their name in the “Print Name” box.

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

Form 533A Page 3 of 3 Last Revised: 1/9/12

Page 4